Filed Pursuant to Rule 497(e)
Registration No. 33-48220
THE GABELLI U.S. TREASURY MONEY MARKET FUND (the “FUND”)
A PORTFOLIO OF THE GABELLI MONEY MARKET FUNDS (the “TRUST”)
Supplement dated June 29, 2011
to the Statement of Additional Information (“SAI”) dated January 28, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the SAI to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G. distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the SAI for contacting the Fund have not changed.
In addition, the following information replaces similar information found in the “Manager” section under the sub-heading “Distributor” on page 18:
The Trust, on behalf of the Fund, has entered into a Distribution Agreement with G.distributors, LLC, a Delaware limited liability company which is a wholly-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor acts as agent of the Fund for the continuous offering of its shares on a no-load basis at no cost to the Fund. In connection with the sale of the Fund’s shares, the Trust has authorized the Distributor to give only such information and to make only such statements and representations as are contained in the Fund’s Prospectus or SAI. Sales may be made only by Prospectus, which may be delivered personally or through the mail. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and bears all costs of preparing, printing, and distributing reports and prospectuses used by the Trust in connection with the sale of the Fund’s shares and all sales literature printed, fund expenses, and expenses in connection with the foregoing.